                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 29, 2003

                              --------------------



                              Stonepath Group, Inc.
               (Exact Name of Registrant as Specified in Charter)



Delaware                         001-16105                   65-0867684
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


1600 Market Street, Suite 1515
Philadelphia, Pennsylvania                                   19103
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

                99.1       Press release dated December 29, 2003

Item 9.  Regulation FD Disclosure.

         On December 29, 2003, Stonepath Group, Inc. (the "Company") issued a press release announcing, among other things, the completion of several acquisitions, financial guidance for its forecasted 2004 results of operations and a revision to its 2003 forecasted revenues.

Item 12.  Results of Operations and Financial Condition.

         The press release dated December 29, 2003 is attached hereto as Exhibit 99.1.

         The Company is in the process of preparing amendments to its 2003 quarterly reports, as well as an amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2002, to restate the consolidated financial statements contained therein to reduce revenue and costs of transportation by a like amount for transactions that were previously reported in error. The periods that will be impacted include the second, third and fourth quarters of 2002, as well as the first, second and third quarters of 2003.

         During the third week of December 2003, and in the course of conducting a regularly scheduled review of internal controls and centralization of the financial reporting process, the Company discovered an error in the legacy accounting process of its International Services division. The error was that the Company inadvertently failed to eliminate in the consolidation process certain intercompany transactions between Stonepath Logistics International Services, Inc. (formerly known as "Global Transportation Systems, Inc.") and Global Container Line, Inc., its wholly-owned subsidiary which operates as a non-vessel operating common carrier. This resulted in an overstatement of revenues and a corresponding overstatement of the cost of transportation, with no resulting impact on net revenues, EBITDA or net earnings. The Company has determined that this error had been embedded in the legacy accounting processes of Global Transportation Systems, Inc. for a period which began substantially before its acquisition by the Company in April 2002.

         A preliminary analysis of the effects of this restatement on previously reported consolidated revenues and costs of transportation is provided below. The Company expects to file amended periodic reports on Form 10-Q/A and Annual Report on Form 10-K/A for the relevant periods, once it has confirmed all restated amounts with its auditors.

FY 2002                                Three Months Ended June 30, 2002                      Six Months Ended June 30, 2002
                                 ---------------------------------------------      ------------------------------------------------
                                 As Previously                                      As Previously
                                   Reported       Adjustment      As Restated         Reported        Adjustment       As Restated
                                 -------------   ------------     ------------      -------------    ------------      ------------

Total revenue                    $ 32,689,603    $ (4,213,890)    $ 28,475,713      $ 45,755,163     $ (4,213,890)     $ 41,541,273
Cost of transportation             23,903,884      (4,213,890)      19,689,994        32,549,853       (4,213,890)       28,335,963
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Net revenue                  $  8,785,719    $          -     $  8,785,719      $ 13,205,310     $          -      $ 13,205,310
                                 ============    ============     ============      ============     ============      ============

Transportation revenue           $ 30,176,525    $ (4,213,890)    $ 25,962,635      $ 42,758,978     $ (4,213,890)     $ 38,545,088
Cost of transportation             23,903,884      (4,213,890)      19,689,994        32,549,853       (4,213,890)       28,335,963
                                 ------------    ------------     ------------      ------------     ------------      ------------

Net transportation revenue          6,272,641               -        6,272,641        10,209,125                -        10,209,125
    Net transportation margin           20.8%                            24.2%             23.9%                              26.5%


Customs brokerage                   1,748,245               -        1,748,245         1,748,245                -         1,748,245
Warehousing and other
    value added services              764,833               -          764,833         1,247,940                -         1,247,940
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Total net revenue            $  8,785,719    $          -     $  8,785,719      $ 13,205,310     $          -      $ 13,205,310
                                 ============    ============     ============      ============     ============      ============

Net income (loss)                $    268,264    $          -     $    268,264      $   (958,690)    $          -      $   (958,690)
                                 ============    ============     ============      ============     ============      ============

EBITDA                           $    773,575    $          -     $    773,575      $    (82,138)    $          -      $    (82,138)
                                 ============    ============     ============      ============     ============      ============

                                     Three Months Ended September 30, 2002                Nine Months Ended September 30, 2002
                                 ---------------------------------------------      -----------------------------------------------
                                 As Previously                                      As Previously
                                   Reported       Adjustment      As Restated         Reported        Adjustment       As Restated
                                 -------------   ------------     ------------      -------------    ------------      ------------

Total revenue                    $ 43,860,010    $ (5,958,486)    $ 37,901,524      $ 89,615,173     $(10,172,376)     $ 79,442,797
Cost of transportation             31,863,934      (5,958,486)      25,905,448        64,413,787      (10,172,376)       54,241,411
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Net revenue                  $ 11,996,076    $          -     $ 11,996,076      $ 25,201,386     $          -      $ 25,201,386
                                 ============    ============     ============      ============     ============      ============

Transportation revenue           $ 40,512,880    $ (5,958,486)    $ 34,554,394      $ 83,271,858     $(10,172,376)     $ 73,099,482
Cost of transportation             31,863,934      (5,958,486)      25,905,448        64,413,787      (10,172,376)       54,241,411
                                 ------------    ------------     ------------      ------------     ------------      ------------

Net transportation revenue          8,648,946               -        8,648,946        18,858,071                -        18,858,071
    Net transportation margin           21.3%                            25.0%             22.6%                              25.8%


Customs brokerage                   2,204,007               -        2,204,007         3,952,252                -         3,952,252
Warehousing and other
    value added services            1,143,123               -        1,143,123         2,391,063                -         2,391,063
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Total net revenue            $ 11,996,076    $          -     $ 11,996,076      $ 25,201,386     $          -      $ 25,201,386
                                 ============    ============     ============      ============     ============      ============

Net income                       $  1,991,482    $          -     $  1,991,482      $  1,032,792     $          -      $  1,032,792
                                 ============    ============     ============      ============     ============      ============

EBITDA                           $  2,715,318    $          -     $  2,715,318      $  2,633,180     $          -      $  2,633,180
                                 ============    ============     ============      ============     ============      ============


                                     Three Months Ended December 31, 2002                     Year Ended December 31, 2002
                                 ---------------------------------------------      -----------------------------------------------
                                 As Previously                                      As Previously
                                   Reported       Adjustment      As Restated         Reported        Adjustment       As Restated
                                 -------------   ------------     ------------      -------------    ------------      ------------

Total revenue                    $ 50,034,046    $ (6,772,987)    $ 43,261,059      $139,649,219     $(16,945,363)     $122,703,856
Cost of transportation             36,925,237      (6,772,987)      30,152,250       101,339,024      (16,945,363)       84,393,661
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Net revenue                  $ 13,108,809    $          -     $ 13,108,809      $ 38,310,195     $          -      $ 38,310,195
                                 ============    ============     ============      ============     ============      ============

Transportation revenue           $ 47,099,960    $ (6,772,987)    $ 40,326,973      $130,371,818     $(16,945,363)     $113,426,455
Cost of transportation             36,925,237      (6,772,987)      30,152,250       101,339,024      (16,945,363)       84,393,661
                                 ------------    ------------     ------------      ------------     ------------      ------------

Net transportation revenue         10,174,723               -       10,174,723        29,032,794                -        29,032,794
    Net transportation margin           21.6%                            25.2%             22.3%                              25.6%


Customs brokerage                   2,337,253               -        2,337,253         6,289,505                -         6,289,505
Warehousing and other
    value added services              596,833               -          596,833         2,987,896                -         2,987,896
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Total net revenue            $ 13,108,809    $          -     $ 13,108,809      $ 38,310,195     $          -      $ 38,310,195
                                 ============    ============     ============      ============     ============      ============

Net income                       $  1,347,537    $          -     $  1,347,537      $  2,380,329     $          -      $  2,380,329
                                 ============    ============     ============      ============     ============      ============

EBITDA                           $  1,945,297    $          -     $  1,945,297      $  4,578,477     $          -      $  4,578,477
                                 ============    ============     ============      ============     ============      ============

FY 2003                               Three Months Ended March 31, 2003
                                 ---------------------------------------------
                                 As Previously
                                   Reported       Adjustment      As Restated
                                 -------------   ------------     ------------

Total revenue                    $ 45,365,204    $ (6,783,941)    $ 38,581,263
Cost of transportation             33,181,564      (6,783,941)      26,397,623
                                 ------------    ------------     ------------

    Net revenue                  $ 12,183,640    $          -     $ 12,183,640
                                 ============    ============     ============

Transportation revenue           $ 42,573,538    $ (6,783,941)    $ 35,789,597
Cost of transportation             33,181,564      (6,783,941)      26,397,623
                                 ------------    ------------     ------------

Net transportation revenue          9,391,974               -        9,391,974
    Net transportation margin           22.1%                            26.2%

Customs brokerage                   1,863,591               -        1,863,591
Warehousing and other
    value added services              928,075               -          928,075
                                 ------------    ------------     ------------

    Total net revenue            $ 12,183,640    $          -     $ 12,183,640
                                 ============    ============     ============

Net loss                         $     (7,305)              -     $     (7,305)
                                 ============    ============     ============

EBITDA                           $    623,041    $          -     $    623,041
                                 ============    ============     ============


                                       Three Months Ended June 30, 2003                    Six Months Ended June 30, 2003
                                 ---------------------------------------------      -----------------------------------------------
                                 As Previously                                      As Previously
                                   Reported       Adjustment      As Restated         Reported        Adjustment       As Restated
                                 ------------    ------------     ------------      -------------    ------------      ------------

Total revenue                    $ 54,407,172    $ (7,963,637)    $ 46,443,535      $ 99,772,376     $(14,747,578)     $ 85,024,798
Cost of transportation             40,302,074      (7,963,637)      32,338,437        73,483,638      (14,747,578)       58,736,060
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Net revenue                  $ 14,105,098    $          -     $ 14,105,098      $ 26,288,738                -      $ 26,288,738
                                 ============    ============     ============      ============     ============      ============

Transportation revenue           $ 50,655,146    $ (7,963,637)    $ 42,691,509      $ 93,228,684     $(14,747,578)     $ 78,481,106
Cost of transportation             40,302,074      (7,963,637)      32,338,437        73,483,638      (14,747,578)       58,736,060
                                 ------------    ------------     ------------      ------------     ------------      ------------

Net transportation revenue         10,353,072               -       10,353,072        19,745,046                -        19,745,046
    Net transportation margin           20.4%                            24.3%             21.2%                              25.2%


Customs brokerage                   2,178,492               -        2,178,492         4,042,083                -         4,042,083
Warehousing and other
    value added services            1,573,534               -        1,573,534         2,501,609                -         2,501,609
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Total net revenue            $ 14,105,098    $          -     $ 14,105,098      $ 26,288,738     $          -      $ 26,288,738
                                 ============    ============     ============      ============     ============      ============

Net income                       $    129,443    $          -     $    129,443      $    122,138     $          -      $    122,138
                                 ============    ============     ============      ============     ============      ============

EBITDA                           $    719,676    $          -     $    719,676      $  1,342,717     $          -      $  1,342,717
                                 ============    ============     ============      ============     ============      ============


                                      Three Months Ended September 30, 2003              Nine Months Ended September 30, 2003
                                 ---------------------------------------------      -----------------------------------------------
                                 As Previously                                      As Previously
                                   Reported       Adjustment      As Restated         Reported        Adjustment       As Restated
                                 -------------   ------------     ------------      -------------    ------------      ------------

Total revenue                    $ 77,343,013    $(12,089,997)    $ 65,253,016      $177,115,389     $(26,837,575)     $150,277,814
Cost of transportation             58,686,895     (12,089,997)      46,596,898       132,170,533      (26,837,575)      105,332,958
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Net revenue                  $ 18,656,118    $          -     $ 18,656,118      $ 44,944,856     $          -      $ 44,944,856
                                 ============    ============     ============      ============     ============      ============

Transportation revenue           $ 72,072,997    $(12,089,997)    $ 59,983,000      $165,301,681     $(26,837,575)     $138,464,106
Cost of transportation             58,686,895     (12,089,997)      46,596,898       132,170,533      (26,837,575)      105,332,958
                                 ------------    ------------     ------------      ------------     ------------      ------------

Net transportation revenue         13,386,102               -       13,386,102        33,131,148                -        33,131,148
    Net transportation margin           18.6%                            22.3%             20.0%                              23.9%


Customs brokerage                   3,252,198               -        3,252,198         7,294,281                -         7,294,281
Warehousing and other
    value added services            2,017,818               -        2,017,818         4,519,427                -         4,519,427
                                 ------------    ------------     ------------      ------------     ------------      ------------

    Total net revenue            $ 18,656,118    $          -     $ 18,656,118      $ 44,944,856     $          -      $ 44,944,856
                                 ============    ============     ============      ============     ============      ============

Net income                       $  2,075,103    $          -     $  2,075,103      $  2,197,241     $          -      $  2,197,241
                                 ============    ============     ============      ============     ============      ============

EBITDA                           $  3,078,754    $          -     $  3,078,754      $  4,421,471     $          -      $  4,421,471
                                 ============    ============     ============      ============     ============      ============

         The information in this report, being furnished pursuant to Item 9 and
Item 12 of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STONEPATH GROUP, INC.



Date: December 29, 2003          By: /s/  Dennis L. Pelino
                                     ---------------------
                                     Name:  Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer




                                  Exhibit Index
                                  -------------

Exhibit Number           Description
--------------           -----------

99.1                     Press Release dated December 29, 2003